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                                                                      EXHIBIT 24

                        POWER OF ATTORNEY OF DIRECTORS OF
                            UNUMPROVIDENT CORPORATION

      The undersigned directors of UnumProvident Corporation, a Delaware Corporation, which proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 2000 each hereby constitutes and appoints F. Dean Copeland, or Susan N. Roth, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to do any and all acts and things and execute, for him/her and in his/her name, place and stead, said form and any and all amendments thereto and to file the same, with all exhibits thereto, and any and all such other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has each executed this Power of Attorney as of March 23, 2001.


/s/ William L. Armstrong                 /s/ J. Harold Chandler
------------------------------           -----------------------------
William L. Armstrong                     J. Harold Chandler


/s/ Ronald E. Goldsberry                 /s/ Hugh O. Maclellan, Jr.
------------------------------           -----------------------------
Ronald E. Goldsberry                     Hugh O. Maclellan, Jr.


/s/ A.S. MacMillan, Jr.                  /s/ George J. Mitchell
------------------------------           -----------------------------
A.S. MacMillan, Jr.                      George J. Mitchell


/s/ Cynthia A. Montgomery                /s/ James L. Moody, Jr.
------------------------------           -----------------------------
Cynthia A. Montgomery                    James L. Moody, Jr.


/s/ C. William Pollard                   /s/ Lawrence R. Pugh
------------------------------           -----------------------------
C. William Pollard                       Lawrence R. Pugh


/s/ Lois D. Rice                         /s/ John W. Rowe
------------------------------           -----------------------------
Lois D. Rice                             John W. Rowe


/s/ Burton E. Sorensen
------------------------------
Burton E. Sorensen